SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               _________________

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported):    May 28, 1998



                       COMCAST UK CABLE PARTNERS LIMITED
      --------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


  Bermuda                          0-24792                Not applicable
-----------                    ---------------         -------------------
                 (State or Other(Commission File (IRS Employer
                  Jurisdiction ofNumber)  Identification No.)
                                 Incorporation)


                     Clarendon House, 2 Church Street West
                            Hamilton, HM 11, Bermuda
                   ------------------------------------------
            (Address of principal executive offices)      (Zip Code)



       Registrant's telephone number, including area code: (441) 295-5950
                                                           --------------

      ITEM 5. Other Events.

      On May 28, 1998, Comcast UK Cable Partners Limited ("Comcast UK"), a Bermuda company, NTL Incorporated, a Delaware corporation ("NTL") and NTL (Bermuda) Limited, a Bermuda corporation and a wholly owned subsidiary of NTL, entered into Amendment No. 1 (the "Amendment") to the Agreement and Plan of Amalgamation dated as of February 4, 1998 (the "Amalgamation Agreement") pursuant to which, on the terms and conditions set forth in the Amalgamation Agreement, Comcast UK will become a wholly owned subsidiary of NTL.

      Pursuant to the Amendment, the "End Date," defined in the Amalgamation Agreement as the date by which either NTL or Comcast UK may terminate the Amalgamation Agreement if the transaction has not yet been closed, has been extended from August 4, 1998 until October 5, 1998. The Amendment is attached hereto as Exhibit 2.1. The foregoing descriptions are qualified in their entirety by reference to the full text of such exhibit.

      Closing of the transaction is subject to, among other things, the receipt of required Bermuda and United Kingdom regulatory approvals, the approval of Comcast UK and NTL shareholders, the consent of Comcast UK and NTL bondholders, the consent of certain NTL bank lenders and other customary closing matters. Comcast Corporation, through its wholly owned subsidiary, Comcast U.K. Holdings, Inc., is the sole holder of the multiple-voting Class B Common Shares of Comcast UK and has agreed to vote for the transaction, assuring its approval by the Comcast UK shareholders.

      Comcast UK holds ownership interests in four integrated cable television, residential telephony and business telephony systems in the United Kingdom. Comcast UK's equity interests in the respective systems are as follows: a 100% interest in Cambridge Holding Company Limited; a 100% interest in two companies holding the franchises for Darlington and Teesside, England; a 27.5% interest in Birmingham Cable Corporation Limited; and a 50% interest in Cable London plc.


      ITEM 7(c). Exhibits.

Exhibit No.        Description
---------------    ---------------------------------------------------------
2.1                Amendment No. 1 dated May 28, 1998 to Agreement and
                   Plan of Amalgamation dated as of February 4, 1998 among
                   NTL Incorporated, NTL (Bermuda) Limited and Comcast UK
                   Cable Partners Limited.

                                   SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

      COMCAST UK CABLE PARTNERS LIMITED


Dated: June 4, 1998                    By:/s/ Arthur R. Block
                                          ---------------------------------
                                          Arthur R. Block
                                          Vice President and Senior Deputy
                                               General Counsel


                               INDEX TO EXHIBITS

Exhibit No.        Description
---------------    ----------------------------------------------------------
2.1                Amendment No. 1 dated May 28, 1998 to Agreement and Plan
                   of Amalgamation dated as of February 4, 1998 among NTL
                   Incorporated, NTL (Bermuda) Limited and Comcast UK Cable
                   Partners Limited.